Business Combinations	6 Months Ended
Jun. 29, 2014
Business Combinations

(3) Business Combinations

Local Media

On September 3, 2013, Local Media Parent, a wholly owned subsidiary of Newcastle, acquired Local Media. GateHouse entered into a management and advisory agreement with Local Media Parent, which was assigned to Local Media, to manage the operations of Local Media, which was terminated effective June 4, 2014. In return, GateHouse received compensation including an annual fee and was eligible to earn an annual incentive pay out equal to 12.5% of the EBITDA of Local Media in excess of budget. Although Newcastle indirectly owned 100% of the equity of Local Media, GateHouse managed the daily operations of Local Media. GateHouse determined that the management and advisory agreement resulted in Local Media being a variable interest entity and GateHouse had the power to direct the activities that most significantly affected the economic performance of the entity. As a result, GateHouse was the primary beneficiary and therefore consolidated Local Media’s financial position and results of operations beginning on September 3, 2013. As 100% of Local Media was indirectly owned by Newcastle, the net income (loss) of Local Media was reflected in noncontrolling interest through the Confirmation Date as Newcastle contributed the net assets of Local Media Parent (the direct parent of Local Media) to New Media as part of the Plan.

The Predecessor accounted for the consolidation of Local Media under the purchase method of accounting. Accordingly, the net assets, including noncontrolling interest, were recorded at their fair values. The transaction costs were incurred by Newcastle not GateHouse. The net assets, including goodwill of Local Media were recorded in the consolidated balance sheet at their estimated fair value in accordance with ASC 805. The value allocated in consolidating Local Media, was approximately $83,450 and $2,089 of acquisition related costs were recognized. Local Media Parent contributed a net amount of $53,323 of equity and Local Media entered into a long-term debt agreement for $33,000. Local Media consists of eight daily and fifteen weekly newspapers as well as ten shopper publications, serving areas of New York, Massachusetts, California, Pennsylvania, Oregon and New Hampshire. The results of operations for Local Media were included in the Predecessor’s consolidated financial statements from September 3, 2013.

The following table summarizes estimated fair values of the Local Media assets and liabilities as of September 3, 2013:

Current assets	$18,349
Property, plant and equipment	73,718
Mastheads	4,100
Goodwill	462

Total assets	96,629
Current liabilities	13,179

Total liabilities	13,179

Net assets	$83,450

The Predecessor obtained third party independent appraisals to assist in the determination of the fair values of property, plant and equipment and intangible assets. The property, plant and equipment appraisal included an analysis of recent comparable sales and offerings of land parcels in each of the subject’s markets. The appraised value is supported with consideration and use of standard accepted appraisal practices and valuation procedures. The appraiser used the three basic approaches to value: the cost approach (used for equipment where an active secondary market is not available and building improvements), the direct sales comparison (market) approach (used for land and equipment where an active secondary market is available) and the income approach (used for intangible assets). These approaches used are based on the cost to reproduce assets, market exchanges for comparable assets and the capitalization of income. Useful lives range from 1 to 7 years for personal property and 17 to 38 years for real property.

The appraisal utilized a relief from royalty method, an income approach, to determine the fair value of mastheads. Key assumptions utilized in this valuation include revenue projections, a royalty rate of 1.5%, long term growth rate of 0%, tax rate of 39.2% and discount rate of 25.0%. Based on estimated discount rates, attrition levels and other available data, the advertiser and subscriber relationships were determined to have a fair value of $0.

Trade accounts receivable, having an estimated fair value of $13,427, were included in the acquired assets. The gross contractual amount of these receivables was $14,937 and the contractual cash flows not expected to be collected was estimated at $1,510 as of the acquisition date.

Local Media accounted for inventory using a weighted cost methodology, which was deemed to approximate fair value. The FIFO valuation method is used and is consistent with the Company’s inventory valuation. The difference between the weighted average and FIFO methodology does not have a material effect on the results of operations.

For tax purposes, the amount of goodwill that is expected to be deductible is $1,187 as of June 29, 2014. This amount includes goodwill adjustments related to fresh start accounting.

Other Acquisition

During the six months ended June 29, 2014 the Company acquired two daily and three weekly publications in Victorville, CA for an aggregate purchase price, including estimated working capital, of $7,885. The rationale for the acquisition was primarily due to the attractive nature of the community newspaper assets with stable revenues and cash flows combined with cost saving opportunities available by clustering with the Company’s nearby newspapers.

The Company has accounted for this acquisition under the purchase method of accounting. Accordingly, the assets acquired and liabilities assumed are recorded at their fair values. The net assets, including goodwill have been recorded in the condensed consolidated balance sheet at their estimated fair value in accordance with ASC 805.

The following table summarizes estimated fair values of the assets and liabilities:

Current assets	$940
Property, plant and equipment	5,050
Advertiser relationships	980
Subscriber relationships	600
Customer relationships	180
Mastheads	530
Goodwill	660

Total assets	8,940
Current liabilities	1,055

Total liabilities	1,055

Net assets	$7,885

The Company obtained third party independent appraisals to assist in the determination of the fair values of property, plant and equipment and intangible assets. The appraisal used the three basic approaches: the Cost Approach (used for equipment where an active secondary market is not available and building improvements), the Direct Sales Comparison (Market) Approach (used for land and equipment where an active secondary market is available) and the Income Approach (used for subscriber relationships, advertiser relationships, customer relationships and mastheads).

For tax purposes, the amount of goodwill that is expected to be deductible is $660 as of June 29, 2014.

The estimated fair values are preliminary pending the finalization of the valuation.

Pro-Forma Results

The unaudited pro forma condensed consolidated statement of operations information for 2013, set forth below, presents the results of operations as if the consolidation of the newspapers from Local Media had occurred on December 31, 2012. These amounts are not necessarily indicative of future results or actual results that would have been achieved had the acquisitions occurred as of the beginning of such period.

	Three months ended June 30, 2013	Six months ended June 30, 2013
Revenues	$159,306	$305,393
Loss from continuing operations	$(38,334)	$(55,809)
Loss from continuing operations per common share:
Basic	$(0.66)	$(0.96)
Diluted	$(0.66)	$(0.96)